Fees Summary	Mar. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 69,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	9,528.90
Total Offset Amount	0.00
Net Fee	$ 9,528.90